EXHIBIT (10)(i)
---------------



                          STOCK PURCHASE AGREEMENT

                                    AMONG


                  LASALLE HOTEL OPERATING PARTNERSHIP, L.P.
                                  AS BUYER


                                     AND


                      LASALLE HOTEL CO-INVESTMENT, INC.
                                LPI CHARITIES

                                     AND

                          LASALLE HOTEL PROPERTIES
                                 AS SELLERS




                          DATED AS OF JULY 28, 2000




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                              TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----

STOCK PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . .    1

1.         SALE AND PURCHASE OF SHARES . . . . . . . . . . . . .    1
           1.1.     Sale and Purchase of Shares. . . . . . . . .    1
           1.2.     Closing. . . . . . . . . . . . . . . . . . .    1

2.         REPRESENTATIONS AND WARRANTIES OF THE SELLERS . . . .    1
           2.1.     Ownership of Shares. . . . . . . . . . . . .    1
           2.2.     Authorization; Binding Obligation. . . . . .    2
           2.3.     No Conflict; Absence of Violation. . . . . .    2

3.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . .    2
           3.1.     Organization and Good Standing . . . . . . .    2
           3.2.     Certificate of Incorporation and Bylaws. . .    2
           3.3.     Capital Structure of the Company . . . . . .    3
           3.4.     No Conflict; Absence of Violation. . . . . .    3
           3.5.     No Undisclosed Liabilities . . . . . . . . .    3
           3.6.     Taxes. . . . . . . . . . . . . . . . . . . .    3
           3.7.     Title to Property and Assets; Liens. . . . .    4
           3.8.     Agreements; Action . . . . . . . . . . . . .    4
           3.9.     Debt Instruments . . . . . . . . . . . . . .    4
           3.10.    Books and Records. . . . . . . . . . . . . .    4
           3.11.    Litigation; Disputes . . . . . . . . . . . .    4
           3.12.    Absence of Employees . . . . . . . . . . . .    4
           3.13.    Compliance with Law; Approvals . . . . . . .    4

4.         REPRESENTATIONS AND WARRANTIES OF THE BUYER . . . . .    5
           4.1.     Organization and Standing;
                    Binding Obligation . . . . . . . . . . . . .    5
           4.2.     Authorization. . . . . . . . . . . . . . . .    5
           4.3.     No Registration Under the Securities Act . .    5
           4.4.     Acquisition for Investment . . . . . . . . .    6
           4.5.     Evaluation of Merits and Risks
                    of Investment. . . . . . . . . . . . . . . .    6
           4.6.     Additional Information . . . . . . . . . . .    6

5.         CONDITIONS PRECEDENT TO BUYER'S OBLIGATION
           TO CLOSE. . . . . . . . . . . . . . . . . . . . . . .    6
           5.1.     Representations and Warranties to be True
                    and Correct. . . . . . . . . . . . . . . . .    6
           5.2.     Performance. . . . . . . . . . . . . . . . .    6
           5.3.     No Adverse Change in Law . . . . . . . . . .    7
           5.4.     All Proceedings to be Satisfactory . . . . .    7
           5.5.     Supporting Documents . . . . . . . . . . . .    7
           5.6.     Consents . . . . . . . . . . . . . . . . . .    7

6.         CONDITIONS PRECEDENT TO SELLERS' OBLIGATION
           TO CLOSE. . . . . . . . . . . . . . . . . . . . . . .    7
           6.1.     Capital Account Distribution . . . . . . . .    7
           6.2.     Retained Earnings Distribution . . . . . . .    7
           6.3.     Representations and Warranties to be
                    True and Correct . . . . . . . . . . . . . .    8
           6.4.     Consents . . . . . . . . . . . . . . . . . .    8

7.         SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION
           REMEDIES. . . . . . . . . . . . . . . . . . . . . . .    8
           7.1.     Survival of Representations. . . . . . . . .    8
           7.2.     General Indemnity. . . . . . . . . . . . . .    8



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8.         COVENANTS . . . . . . . . . . . . . . . . . . . . . .    8
           8.1.     Best Efforts . . . . . . . . . . . . . . . .    8
           8.2.     Additional Payment/ Rebate Amount. . . . . .    9
           8.3.     Confidentiality. . . . . . . . . . . . . . .    9

9.         MISCELLANEOUS . . . . . . . . . . . . . . . . . . . .    9
           9.1.     Additional Actions and Documents . . . . . .    9
           9.2.     No Brokers . . . . . . . . . . . . . . . . .    9
           9.3.     Jury Waiver. . . . . . . . . . . . . . . . .    9
           9.4.     Publicity. . . . . . . . . . . . . . . . . .   10
           9.5.     Expenses . . . . . . . . . . . . . . . . . .   10
           9.6.     Assignment . . . . . . . . . . . . . . . . .   10
           9.7.     Entire Agreement; Amendment. . . . . . . . .   10
           9.8.     Waiver . . . . . . . . . . . . . . . . . . .   10
           9.9.     Severability . . . . . . . . . . . . . . . .   10
           9.10.    Governing Law. . . . . . . . . . . . . . . .   11
           9.11.    Notices. . . . . . . . . . . . . . . . . . .   11
           9.12.    Headings . . . . . . . . . . . . . . . . . .   12
           9.13.    Execution in Counterparts. . . . . . . . . .   12
           9.14.    Binding Effect . . . . . . . . . . . . . . .   12


     SCHEDULE I      . . . . . . . . . . . . . . . . . . . . . .  I-1

     SCHEDULE II     . . . . . . . . . . . . . . . . . . . . . . II-1



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                          STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Purchase Agreement") is entered into as of July 28, 2000 by and among LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership ("Buyer"), and LaSalle Hotel Co-Investment, Inc., a Maryland corporation ("Hotel Co-Investment"), LPI Charities, an Illinois charitable corporation ("LPI") and LaSalle Hotel Properties, a Maryland real estate investment trust ("LHO" and collectively with Hotel Co-Investment and LPI, the "Sellers").

      WHEREAS, the Sellers desire to sell, and the Buyer desires to purchase, all of the issued and outstanding shares (the "Shares") of capital stock of LaSalle Hotel Lessee, Inc., an Illinois corporation (the "Company"), for the consideration and on the terms set forth in this Purchase Agreement;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto intending to be legally bound agree as follows:

1.    SALE AND PURCHASE OF SHARES

      1.1.  Sale and Purchase of Shares

            (a) SHARES. Subject to the terms and conditions of this Purchase Agreement, at the Closing (as defined herein), the Sellers will sell and transfer the Shares to the Buyer, and the Buyer will purchase the Shares from the Sellers.

            (b) PURCHASE AMOUNT. The purchase price to be paid by the Buyer to the Sellers (the "Purchase Price") for the Shares shall equal $500,000 allocated among the Sellers as specified in Schedule I hereto.

      1.2.  CLOSING

            The purchase and sale (the "Closing") provided for in this Purchase Agreement will take place at the offices of the Buyer's counsel, Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m., New York City time, on January 1, 2001, or at such other time and place as the parties may agree. At the Closing, each of the Sellers shall deliver to the Buyer certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers) for transfer to the Buyer. As payment in full for the Shares being purchased by it at the Closing, and against delivery of the stock certificates, on the Closing Date the Buyer shall deliver to the Sellers either (x) promissory notes, payable on demand, to each Seller, or (y) wire transfers of immediately available funds to bank accounts designated by the Sellers the Purchase Price.

2.    REPRESENTATIONS AND WARRANTIES OF THE SELLERS

      Each of the Sellers, individually, with respect to themselves, represents and warrants to the Buyer on the date hereof and on the Closing Date as follows:

      2.1.  OWNERSHIP OF SHARES

      Sellers are and will be on the Closing Date the record and beneficial owners and holders of the Shares, free and clear of all encumbrances.
Hotel Co-Investment owns 45.5 Shares, LPI owns 45.5 Shares and LHO owns 9 Shares. No Seller is a party to any agreement affecting or relating to the voting, issuance, purchase, redemption, repurchase, transfer or registration for sale under the Securities Act of 1933, as amended (the "Securities Act"), of any securities of the Company, except as contemplated hereunder.



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      2.2.  AUTHORIZATION; BINDING OBLIGATION

            (a) This Purchase Agreement constitutes the legal, valid and binding obligation of the Sellers and, when executed and delivered by the Sellers, will be enforceable in accordance with its terms (except as enforceability may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws and equitable principles now or hereafter in effect and affecting the rights and remedies of creditors generally); and

            (b) each document to be executed by the Sellers pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Sellers, enforceable in accordance with its terms.

      2.3.  NO CONFLICT; ABSENCE OF VIOLATION

      The execution, delivery and performance by the Sellers of this Purchase Agreement and all other documents contemplated hereby, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by the Sellers of the transactions contemplated hereby and thereby, have been duly authorized and do not and will not (a) conflict with, or violate any provision of, any foreign, Federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof, or any provision of the organizational or governing documents of any of the Sellers; or (b) conflict with, or result in any breach of, or constitute a default under any agreement that is material to any Seller to which any Seller is a party or by which any Seller may be bound.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represent and warrant to the Buyer on the date hereof and on the Closing Date as follows:

      3.1.  ORGANIZATION AND GOOD STANDING

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and corporate authority to own, operate and lease its assets, to carry on its business as currently conducted and to carry out the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. The Company has no subsidiaries and no equity investment or other interest in, nor has the Company made advances or loans to, any corporation, association, partnership, joint venture or other entity, except for loans made to operators of hotels as described to the Buyer.

      3.2.  CERTIFICATE OF INCORPORATION AND BYLAWS

      The Company has delivered to Buyer a true and complete copy of its Certificate of Incorporation, as currently in effect (the "Certificate of Incorporation"), certified as of a recent date by the Secretary of State of Illinois, and a true and complete copy of the bylaws of the Company, as currently in effect (the "Bylaws").

      3.3.  CAPITAL STRUCTURE OF THE COMPANY

      The authorized capital stock of the Company consists of 1,000 shares of Common Stock, par value $0.01 per share, of which 100 are issued and outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. No shares of capital stock of the Company have been reserved for any purpose. There are no outstanding securities convertible into or exchangeable for the capital stock of the Company, or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company. There are no outstanding agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase, transfer or registration for sale under the Securities Act, of any securities of the Company, except as contemplated hereunder.

      3.4.  NO CONFLICT; ABSENCE OF VIOLATION

            (a) The execution, delivery and performance by the Company of this Purchase Agreement and all other documents contemplated hereby, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by the Sellers of the transactions contemplated hereby and thereby, have been duly authorized and do not and will not (a) conflict with, or violate any provision of, any foreign, Federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof, or any provision of the Certificate of Incorporation or Bylaws of the Company; (b) conflict with, or result in any breach of, or constitute a default under any agreement that is material to the business of the Company ("Material Agreement") to which the Company is a party or by which the Company or any of its material assets may be bound; or (c) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any encumbrance of any nature upon, or with respect to any asset of the Company.

            (b) The Company is not in violation of or default under, nor has the Company breached, any term or provision of its Certificate of Incorporation or Bylaws or any Material Agreement or restriction to which the Company is a party or by which the Company is bound.

            (c) The Company has not received notice of any violation (or of any investigation, inspection, audit, or other proceeding by any governmental authority involving allegations of any violation) of any Law, nor are they in material default with respect to any Law, and to the Company's knowledge, no investigation, inspection, audit, or other proceeding by any governmental authority involving allegations of violation of any Law is threatened or contemplated.

      3.5.  NO UNDISCLOSED LIABILITIES

      The Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the balance sheet and current liabilities incurred in the ordinary course of business since the respective dates thereof.

      3.6.  TAXES

      The Company has filed or caused to be filed (on a timely basis since January 1, 1998) all tax returns that are or were required to be filed by or with respect to it, either separately or as a member of a group, pursuant to applicable legal requirements. The Company has made available to the Buyer, all such tax returns filed by the Company. The Company has paid, or made provision for the payment of all taxes that have or may have become due pursuant to these tax returns or otherwise, or pursuant to any assessment received by the Company.

      3.7.  TITLE TO PROPERTY AND ASSETS; LIENS

      The Company has good and insurable title to its properties and assets and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease or charge, other than (i) the lien of current taxes not yet due and payable and (ii) such minor liens and encumbrances which arise in the ordinary course of business, and which do not in any case materially detract from the value or use of the property subject thereto or materially impair the operations of the Company.

      3.8.  AGREEMENTS; ACTION

            (a) Except as disclosed to the Buyer, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) material obligations (contingent or otherwise) of or material payments to the Company, or (ii) which would otherwise materially adversely affect the operations of the Company.

            (b) Except as disclosed to the Buyer, the Company has not (other than in the ordinary course of business) (i) incurred any material indebtedness for money borrowed to any party other than LHO, (ii) made any material loans or advances to any person, or (iii) sold, exchanged, or otherwise disposed of any of its assets or rights.

      3.9.  DEBT INSTRUMENTS

      Except as disclosed to the Buyer, the Company is not a party, nor has the Company assumed any mortgages, indentures, notes, guarantees or other agreements for or relating to borrowed money (including, without limitation, conditional sales agreements and capital leases) involving payments by the Company other than loans from LHO.

      3.10. BOOKS AND RECORDS

      The books of account, stock records, minute books and other records of the Company, all of which have been made available to the Buyer, are true and accurate.

      3.11. LITIGATION; DISPUTES

      There are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency that, if determined adversely to the Company, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

      3.12. ABSENCE OF EMPLOYEES

      The Company has no employees.

      3.13. COMPLIANCE WITH LAW; APPROVALS

      The Company has not received notice of any violation (or of any investigation, inspection, audit, or other proceeding by any governmental authority involving allegations of any violation) of any law, nor are they in material default with respect to any law, and to the Company's knowledge, no investigation, inspection, audit, or other proceeding by any governmental authority involving allegations of violation of any law is threatened or contemplated.

4.    REPRESENTATIONS AND WARRANTIES OF THE BUYER

      The Buyer hereby represents and warrants, to the Sellers as follows:

      4.1.  ORGANIZATION AND STANDING; BINDING OBLIGATION

      The Buyer is a limited partnership, duly organized, validly existing and in good standing under the laws of the state of Delaware and has the full and unrestricted power and authority to enter into this Purchase Agreement and all other documents contemplated hereby and to carry out the transactions contemplated hereby. This Purchase Agreement constitutes a valid and binding obligation of the Buyer and, when executed and delivered by the Buyer, will be enforceable in accordance with its terms, will be in full force and effect and will constitute a legal, valid and binding obligation of, and is legally enforceable against, the Buyer (except as enforceability may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws and equitable principles now or hereafter in effect and affecting the rights and remedies of creditors generally); and each document to be executed by the Buyer pursuant hereto, when executed and delivered in accordance with the provisions thereof, shall be a valid and binding obligation of the Buyer, enforceable in accordance with its terms.

      4.2.  AUTHORIZATION

      The execution, delivery and performance by the Buyer of this Purchase Agreement and all other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly authorized, and will not (a) conflict with, or violate any term or provision of the Buyer's partnership agreement or other governing documents or (b) conflict with, or result in any breach of, or constitute a default under, any agreement to which either Buyer is a party or by which the Buyer or its assets are bound. No other action is necessary for the Buyer to enter into this Purchase Agreement and all other documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.

      4.3.  NO REGISTRATION UNDER THE SECURITIES ACT

            (a) The Buyer understands that the Shares to be purchased by it at Closing pursuant to the terms of this Purchase Agreement have not and will not be registered under the Securities Act or any state securities laws, have been issued in reliance upon exemptions contained in the Securities Act or interpretations thereof and in the applicable state securities laws, and cannot be offered for sale, sold or otherwise transferred unless the Shares being acquired hereunder are registered or qualified for exemption from registration under the Securities Act.

            (b) The Buyer understands that the certificates or other instruments representing the Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and the Company may reasonably place a stop-transfer order against transfer of such stock certificates):

                  (i)   Securities Act legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE OR ANY CERTIFICATE ISSUED IN EXCHANGE OR TRANSFER THEREFOR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

                  (ii) Any legend imposed or required by the bylaws of the Company or applicable state securities laws.

      4.4.  ACQUISITION FOR INVESTMENT

      The Shares are being acquired under this Purchase Agreement by the Buyer solely for its own account, for investment not as a nominee or agent and not with a view toward distribution, within the meaning of the Securities Act. By executing this Purchase Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or any third person, with respect to the Shares.

      4.5.  EVALUATION OF MERITS AND RISKS OF INVESTMENT

      The Buyer has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Shares. The Buyer is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act. The Buyer understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Shares for an indefinite period of time).

      4.6.  ADDITIONAL INFORMATION

      The Buyer has received from the Company all of the information which the Buyer and its representatives have requested from the Company and consider necessary or appropriate for deciding whether to purchase the Shares. The Buyer acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the accuracy of the information contained herein. Notwithstanding the foregoing, nothing contained herein shall operate to modify or limit in any respect the representations and warranties of the Sellers or to relieve them from any obligations to the Buyer for breach thereof or the making of misleading statements or the omission of material facts in connection with the transactions contemplated herein.

5.    CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

      Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

      5.1.  REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT

      The representations and warranties of the Sellers and the Company contained in this Purchase Agreement shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and an officer of each of the Sellers and the Company shall have certified to such effect to the Buyer in writing on behalf of each of the Sellers.

      5.2.  PERFORMANCE

      Each Seller shall have performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and an officer of each Seller shall have certified to the Buyer in writing to such effect on behalf of each Seller.

      5.3.  NO ADVERSE CHANGE IN LAW

      There shall have been no change in law or regulation which would prevent the general partner of the Buyer from being taxed as a Real Estate Investment Trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended after consummation of the transactions contemplated by this Purchase Agreement.

      5.4.  ALL PROCEEDINGS TO BE SATISFACTORY

      All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Buyer and its counsel and the Buyer and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

      5.5.  SUPPORTING DOCUMENTS

      The Company shall deliver a certificate dated as of the Closing Date and certifying that attached thereto is a true and complete copy of the Certificate of Incorporation and Bylaws of the Company as in effect on the date of such certification.

      5.6.  CONSENTS

      The Company shall have received all consents, authorizations and approvals of governmental and private parties which are required to be obtained in order to consummate the transactions contemplated hereby, and such consents, authorizations and approvals shall be in full force and effect on the Closing Date. All such documents shall be reasonably satisfactory in form and substance to the Buyer and its counsel.

6.    CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE

      Sellers' obligation to sell the Shares and to take the other actions required to be taken by Sellers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

      6.1.  CAPITAL ACCOUNT DISTRIBUTION

      Prior to the Closing the Company shall make a Capital Account Distribution as specified in Schedule II hereto.

      6.2.  RETAINED EARNINGS DISTRIBUTION

      Prior to or contemporaneously with the Closing the Company shall distribute all retained earnings determined in accordance with generally accepted accounting principles ("Retained Earnings") from March 24, 1998 (inception) through December 31, 2000 (the "Retained Earnings Distribution"). Any items of income or expense not received or incurred in the ordinary course of the Company's business and are inconsistent with the Company's past operations shall be excluded when calculating Retained Earnings. The Company shall pay each of the Sellers their pro rata portion of the Retained Earnings Distribution prior to or contemporaneously with the Closing based upon the Company's good faith estimate of its Retained Earnings as of December 31, 2000 (the "Retained Earnings Estimate"). Hotel Co-Investment shall receive 45.5% of the Retained Earnings Estimate, LPI shall receive 45.5% of the Retained Earnings Estimate and LHO shall receive 9.0% of the Retained Earnings Estimate.

      6.3.  REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT

      The representations and warranties of the Buyer contained in this Purchase Agreement shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the general partner of the Buyer shall have certified to such effect to the Sellers in writing on behalf of the Buyer.

      6.4.  CONSENTS

      The Buyer shall have received all consents, authorizations and approvals of governmental and private parties which are required to be obtained in order to consummate the transactions contemplated hereby, and such consents, authorizations and approvals be in full force and effect on the Closing Date. All such documents shall be reasonably satisfactory in form and substance to the Company and its counsel.

7.    SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION REMEDIES

      7.1.  SURVIVAL OF REPRESENTATIONS

      All representations, warranties, covenants, and other agreements made by any party to this Purchase Agreement herein or pursuant hereto shall also be deemed made on and as of the Closing Date as though such representations, warranties, covenants, indemnities and other agreements were made on and as of such date, and all the representations, warranties, covenants, indemnities and other agreements shall remain in full force and effect until the close of business on January 1, 2002. No party to this Purchase Agreement will have any liability with respect to any representation, warranty, covenant, indemnification or other agreement to be performed and complied with by it, unless on or before the close of business on January 1, 2002 such party is notified of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the party giving such notice.

      7.2.  GENERAL INDEMNITY

      The Sellers severally will indemnify and hold harmless the Buyer and its successors and assigns and their respective directors, officers, employees and agents against and in respect of any and all costs, expenses, debts, liabilities and obligations incurred by any of them, including reasonable attorney fees and expenses, for breach of any representation, warranty or promise made to the Buyer by the Sellers; provided however, each Seller shall only indemnify the Buyer with respect to breaches of any representation, warranty or promise made with respect to it. The Buyer hereby indemnifies and holds harmless the Sellers and their successors and assigns and their respective directors, officers, employees and agents against and in respect of any and all costs, expenses, debts, liabilities and obligations incurred by any of them, including reasonable attorney fees and expenses, for breach of any representation, warranty or promise made to the Sellers by the Buyer.

8.    COVENANTS

      8.1.  BEST EFFORTS

      Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Purchase Agreement.

      8.2.  ADDITIONAL PAYMENT/ REBATE AMOUNT

            (a) After completion of the Company's audit for the year ended December 31, 2000, but in no event later than March 30, 2001, the Buyer shall pay each of the Sellers an additional amount (the "Additional Payment") if the Company's audited Retained Earnings (the "Audited Retained Earnings") exceed the Retained Earnings Estimate. The Additional Payment shall equal the Audited Retained Earnings less the Retained Earnings Estimate. Hotel Co-Investment shall receive 45.5% of the Additional Payment, LPI shall receive 45.5% of the Additional Payment and LHO shall receive 9.0% of the Additional Payment.

            (b) If the Retained Earnings Estimate exceeds the Audited Retained Earnings, the Sellers shall make a payment to the Buyer (the "Rebate Amount"). The Rebate Amount shall equal the Retained Earnings Estimate less the Audited Retained Earnings. Hotel Co-Investment shall pay 45.5% of the Rebate Amount, LPI shall pay 45.5% of the Rebate Amount and LHO shall pay 9% of the Rebate Amount.

      8.3.  CONFIDENTIALITY

      Confidential or proprietary information disclosed by the parties hereto shall be considered confidential information (the "Confidential Information"). Confidential Information shall not include any information which (i) is publicly available at the time of disclosure to the receiving party or thereafter becomes publicly available not as a result of a breach of any duty of confidentiality to any party hereunder, (ii) was known to the party charged with a confidentiality obligation hereunder before disclosure from another party hereto on a confidential basis, (iii) was obtained from a source acting in good faith which the receiving party reasonably believed owed no duty of confidentiality to any party hereunder, or (iv) that is required to be disclosed pursuant to applicable law, a court order, a judicial proceeding, or the enforcement hereof, provided that the disclosing party is provided with reasonable prior written notice so that the disclosing party may contest such disclosure. The Confidential Information shall not be disclosed by any party to this Purchase Agreement to any third party.

9.    MISCELLANEOUS

      9.1.  ADDITIONAL ACTIONS AND DOCUMENTS

      After Closing, each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Purchase Agreement.

      9.2.  NO BROKERS

      Each of the parties hereto represents and warrants to the other party that such party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Purchase Agreement and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Purchase Agreement. Each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all claims asserted against such parties for any such fees or commissions by any persons purporting to act or to have acted for or on behalf of the indemnifying party.

      9.3.  JURY WAIVER

      TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PURCHASE AGREEMENT OR ANY OF THE TRANSACTIONS OR AGREEMENTS CONTEMPLATED HEREBY.

      9.4.  PUBLICITY

      Neither the Buyer nor the Company shall issue any press release or make any public disclosure regarding the transaction contemplated hereby unless such press release or public disclosure is approved by those parties expressly mentioned by name in the press release in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the Securities and Exchange Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel as legally necessary or advisable and may make such disclosure as it is advised by its counsel as required by law.

      9.5.  EXPENSES

      Each party hereto shall pay its own expenses incident to this Purchase Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

      9.6.  ASSIGNMENT

            Neither party shall assign its rights and obligations under this Purchase Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party, and any, such assignment contrary to the terms hereof shall be null and void and of no force and effect. In no event shall the assignment by the Company or the Buyer of its rights or obligations under this Purchase Agreement, whether before or after the Closing, release the Company or the Buyer from their respective liabilities and obligations hereunder.

      9.7.  ENTIRE AGREEMENT; AMENDMENT

      This Purchase Agreement, including the Exhibits and other documents referred to herein or furnished pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment or modification of this Purchase Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the Sellers and the Buyer.

      9.8.  WAIVER

      No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Purchase Agreement or under any other documents furnished in connection with or pursuant to this Purchase Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

      9.9.  SEVERABILITY

      If any part of any provision of this Purchase Agreement or any other agreement or document given pursuant to or in connection with this Purchase Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Purchase Agreement.

      9.10. GOVERNING LAW

      This Purchase Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the conflicts of law principles thereof).

      9.11. NOTICES

      All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Purchase Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, addressed as follows:

            (i)   If to the Buyer:

                  LaSalle Hotel Operating Partnership, L.P.
                  c/o LaSalle Hotel Properties
                  4800 Montgomery Lane
                  Suite M25
                  Bethesda, Maryland  20814
                  Attn:  Chief Financial Officer
                  Fax #:  (301) 941-1553

            with a copy (which shall not constitute notice) to:

                  Brown & Wood LLP
                  555 California Street
                  San Francisco, CA  94104
                  Attn:  Michael F. Taylor
                  Fax #:  (415) 397-4621

            (ii)  If to the Sellers:

                  LaSalle Hotel Co-Investment, Inc.
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attn:  Chief Financial Officer
                  Fax #  (312) 782-4339

                  LPI Charities
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attn:  Chief Financial Officer
                  Fax #  (312) 782-4339

                  LaSalle Hotel Properties
                  4800 Montgomery Lane
                  Suite M25
                  Bethesda, Maryland  20814
                  Attn:  Chief Financial Officer
                  Fax #:  (301) 941-1553

            with a copy (which shall not constitute notice) to:

                  Hagan & Associates
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attn: Robert Hagan
                  Fax #  (312) 228-0982

            (iii) If to the Company:

                  LaSalle Hotel Lessee, Inc.
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attn:  Chief Financial Officer
                  Fax #  (312) 782-4339

            with a copy (which shall not constitute notice) to:

                  Hagan & Associates
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attn: Robert Hagan
                  Fax #  (312) 228-0982

      Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed or telecopied in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy) the answerback or confirmation being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      9.12. HEADINGS

      Section headings contained in this Purchase Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Purchase Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      9.13. EXECUTION IN COUNTERPARTS

      To facilitate execution, this Purchase Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Purchase Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      9.14. BINDING EFFECT

      Subject to any provisions hereof restricting assignment, this Purchase Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

      IN WITNESS WHEREOF, the undersigned have duly executed this Purchase Agreement, or have caused this Purchase Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

BUYER:                              THE COMPANY:
-----                               -----------

LASALLE HOTEL OPERATING             LASALLE HOTEL LESSEE, INC.
PARTNERSHIP,L.P.

By:   LaSalle Hotel Properties
      its General Partner           By:
                                          ------------------------------
                                          Name:
By:                                       Title
      ------------------------
      Name:
      Title:


SELLERS:
-------

LASALLE HOTEL CO-INVESTMENT, INC.


By:
      --------------------------
      Name:
      Title



LPI CHARITIES


By:
      --------------------------
      Name:
      Title



LASALLE HOTEL PROPERTIES


By:
      --------------------------
      Name:
      Title

SCHEDULE I




                                                          PURCHASE
SELLER                                       SHARES         PRICE
------                                       ------       --------

LaSalle Hotel Co-Investment, Inc.. .           45.5       $227,500
LPI Charities. . . . . . . . . . . .           45.5       $227,500
LaSalle Hotel Properties . . . . . .            9.0       $ 45,000
                                              -----       --------

     Total . . . . . . . . . . . . .          100.0       $500,000
                                              =====       ========

SCHEDULE II


                                         Capital
                                         Account
Seller                                 Distribution
------                                 ------------

LaSalle Hotel Co-Investment, Inc.. .     $33,375.16
LPI Charities. . . . . . . . . . . .     $33,375.16
LaSalle Hotel Properties . . . . . .     $ 6,601.68
                                         ----------

     Total . . . . . . . . . . . . .     $73,352.00
                                         ==========























































                                    II-1